===============================================================================

                            SCHEDULE 14A INFORMATION

                   CONSENT STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by registrant / /

Filed by a party other than the registrant /x/           / /  Confidential,
                                                              for Use of the
                                                              Commission Only
Check the appropriate box:                                    (as permitted by
/ / Preliminary consent statement                             Rule 14a-6(e)(2))

/ / Definitive consent statement

/X/ Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           RJR NABISCO HOLDINGS CORP.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                BROOKE GROUP LTD.
                   ------------------------------------------
                  (Name of Person(s) Filing Consent Statement)

                                 ---------------

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

                                 ---------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: ____________

(2)      Form, schedule or registration statement no.: _____________

(3)      Filing party: ____________________

(4)      Date filed: _________________

===============================================================================

Brooke Letterhead                                              [Paste Up]

                                                                          , 1996

Dear RJR Nabisco Holdings Corp. Shareholder:

Please accept our thanks for sending in your BLUE Proxy Card.

To avoid the possibility of the validity of your proxy being challenged or disqualified for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed new BLUE Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This Proxy will automatically revoke any previous proxy when it is returned to us.

[ ] YOUR PREVIOUS PROXY WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[ ] YOUR PREVIOUS PROXY WAS UNDATED. (Please date, sign and return the new BLUE Proxy Card in the enclosed envelope.)

[ ] YOUR PREVIOUS PROXY OMITTED YOUR TITLE OR AUTHORITY. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[ ] YOUR PREVIOUS PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON THE PROXY. (Please date and sign this proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate their capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

[ ] YOUR PREVIOUS PROXY WAS NOT SIGNED BY ALL JOINT OWNERS. (If shares are registered in the name of more than one person, each such person should sign the BLUE Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

[ ]  OTHER ___________________________________________________________________

     _________________________________________________________________________

Your proxy card will be voted as directed, but if no direction is indicated, it will be voted FOR proposals 1, 2, 7 and 10, and ABSTAIN on the remaining proposals.

Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed BLUE Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we greatly appreciate your support.

Sincerely,


BENNETT S. LEBOW
--------------------------------
BENNETT S. LEBOW
Chairman of the Board, President
  and Chief Executive Officer